UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________

SCHEDULE 14A

______________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

PLUM ACQUISITION CORP. I
(Name of Registrant as Specified In Its Charter)

______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PLUM ACQUISITION CORP. I

2021 Fillmore St.
#2089
San Francisco,
California 94115

NOTICE OF AN ANNUAL GENERAL MEETING OF SHAREHOLDERS
OF PLUM ACQUISITION CORP. I

TO BE HELD ON MARCH 25, 2024

To the Shareholders of Plum Acquisition Corp. I:

NOTICE IS HEREBY GIVEN that an annual general meeting of Plum Acquisition Corp. I, a Cayman Islands exempted company (“Plum” or the “Company”), will be held on March 25, 2024, at 1:00 p.m., Eastern Time (the “Shareholder Meeting”) via telephone conference using the following dial-in information:

US and Canada Toll Free	1-800-450-7155
Outside of the US and Canada	1-857-999-9155
Web Address	https://www.cstproxy.com/plumacquisitioncorpi/2024.

You are cordially invited to attend the Shareholder Meeting that will be held for the purpose of considering and voting on (i) a proposal to ratify the selection by our audit committee of Marcum LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (the “Auditor Ratification Proposal”) and (ii) an adjournment proposal to adjourn, by way of ordinary resolution, the Shareholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share and Class B ordinary shares, par value $0.0001 per share in the capital of Plum represented (either in person or by proxy) to approve the Auditor Ratification Proposal (the “Adjournment Proposal”), each as more fully described below in the accompanying proxy statement, which is dated March 6, 2024, and is first being mailed to shareholders on or about that date. The full text of the proposals to be voted upon at the Shareholder Meeting is as follows:

1.      Proposal No. 1 — Auditor Ratification Proposal — RESOLVED, as an ordinary resolution, that the appointment of Marcum LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024 be ratified, approved and confirmed in all respects.

2.      Proposal No. 2 — The Adjournment Proposal — RESOLVED, as an ordinary resolution, that the adjournment of the Shareholder Meeting to a later date or dates if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value US$0.0001 per share (the “Class A Ordinary Shares”) and Class B ordinary shares, par value US$0.0001 per share (the “Class B Ordinary Shares” and collectively, the “Ordinary Shares”) in the capital of Plum represented (either in person or by proxy) to approve the Auditor Ratification Proposal. The Adjournment Proposal will only be presented at the Extraordinary General Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

Each of the Auditor Ratification Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

Approval of the Auditor Ratification Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a simple majority of the votes cast by the holders of the issued Ordinary Shares, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a simple majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Auditor Ratification Proposal at the Shareholder Meeting.

After careful consideration of all relevant factors, the Board has determined that the Auditor Ratification Proposal is in the best interests of Plum and its shareholders and has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Auditor Ratification Proposal and “FOR” the Adjournment Proposal to the extent necessary.

Only record holders of Ordinary Shares at the close of business on February 28, 2024 (the “Record Date”) are entitled to vote or have their votes cast at the Shareholder Meeting or any continuation, postponement, or adjournment thereof. On the Record Date, there were 11,093,410 issued and outstanding Class A Ordinary Shares and no issued and outstanding Class B Ordinary Shares. Plum’s warrants do not have voting rights.

The initial shareholders of Plum, including the Sponsor and all of Plum’s officers and directors (the “Initial Shareholders”) intend to vote all of their Ordinary Shares in favor of the proposals being presented at the Shareholder Meeting. As of the date of the accompanying proxy statement, the Initial Shareholders hold 71.94% of the issued and outstanding Ordinary Shares. As a result, approval of the Auditor Ratification Proposal and Adjournment Proposal will not require the affirmative vote of any additional shareholders.

The accompanying proxy statement contains important information about the Shareholder Meeting, the Auditor Ratification Proposal and the Adjournment Proposal. Whether or not you plan to attend the Shareholder Meeting, Plum urges you to read this material carefully and vote your shares.

The accompanying proxy statement is dated March 6, 2024, and is first being mailed to shareholders on or about that date.

By Order of the Board of Directors of

Plum Acquisition Corp. I

/s/ Kanishka Roy
Kanishka Roy Co-Chief Executive Officer and Director

March 6, 2024

i

PLUM ACQUISITION CORP. I
PROXY STATEMENT
FOR
ANNUAL GENERAL MEETING
TO BE HELD ON MARCH 25, 2024

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the annual general meeting of Plum Acquisition Corp. I, a Cayman Islands exempted company (“Plum,” the “Company,” “we,” “us” or “our”), which will be held on March 25, 2024, at 1:00 p.m., Eastern Time, via teleconference (the “Shareholder Meeting”).

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Shareholder Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the current views of Plum with respect to, among other things, Plum’s capital resources and results of operations. Likewise, Plum’s financial statements and all of Plum’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect Plum’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. Plum does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•        Plum’s ability to complete a business combination;

•        the anticipated benefits of a business combination;

•        the volatility of the market price and liquidity of the Class A Ordinary Shares and other securities of Plum; and

•        the use of funds not held in the trust account or available to Plum from interest income on the trust account balance.

While forward-looking statements reflect Plum’s good faith beliefs, they are not guarantees of future performance. Plum disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause Plum’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section below entitled “Risk Factors” and in other reports Plum has filed with the Securities and Exchange Commission (the “SEC”). You should not place undue reliance on any forward-looking statements, which are based only on information currently available to Plum (or to third parties making the forward-looking statements).

RISK FACTORS

You should consider carefully all of the risks described in our (i) Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the SEC on March 1, 2024 and (ii) other reports we file with the SEC, before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

QUESTIONS AND ANSWERS ABOUT THE SHAREHOLDER MEETING

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Shareholder Meeting (as defined below) and the proposals to be presented at the Shareholder Meeting. The following questions and answers do not include all the information that is important to Plum shareholders. Shareholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the proposal to be presented at the Shareholder Meeting and the voting procedures for the Shareholder Meeting, which will be held on March 25, 2024, at 1:00 p.m., Eastern Time. The Shareholder Meeting will be held via teleconference, or at such other time, on such other date and at such other place to which the meeting may be adjourned. You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/plumacquisitioncorpi/2024.

Q:     Why am I receiving this proxy statement?

A:     This proxy statement of Plum Acquisition Corp I (the “Company,” “we” or “Plum”) and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the annual general meeting, or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the annual general meeting.

Q:     When and where will the Shareholder Meeting be held?

A:     The Shareholder Meeting will be held on March 25, 2024, at 1:00 p.m., Eastern Time, via teleconference or at such other time, on such other date and at such other place to which the meeting may or adjourned.

The annual general meeting will be held in virtual-only format. You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/plumacquisitioncorpi/2024.

Q:     Who can vote during the annual general meeting?

A:     Only shareholders of record at the close of business on the Record Date will be entitled to vote during the annual general meeting. On the Record Date, there were 11,093,410 ordinary shares outstanding and entitled to vote.

Q:     How many votes do I have?

A:     On each matter to be voted upon, you have one vote for each Ordinary Share you owned as of the Record Date.

Q:     How do I vote?

A:     If you were a holder of record of Class A ordinary shares (the “Class A Ordinary Shares”) or Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares,” and together with the Class A Ordinary Shares, the “Ordinary Shares”) on February 28, 2024, the record date for the Shareholder Meeting (the “Record Date”), you may vote with respect to the proposals in person or virtually at the Shareholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail.    By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Shareholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Shareholder Meeting so that your shares will be voted if you are unable to attend the Shareholder Meeting.

If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., Eastern Time, on March 24, 2024.

Voting Electronically.    You may attend, vote and examine the list of shareholders entitled to vote at the Shareholder Meeting by visiting https://www.cstproxy.com/plumacquisitioncorpi/2024 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

Q:     How do I attend the virtual Shareholder Meeting?

A:     If you are a registered shareholder, you will receive a proxy card from Continental Stock Transfer & Trust Company (“Continental,” or the “Transfer Agent”). The form contains instructions on how to attend the virtual Shareholder Meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the Transfer Agent at 800-509-5586, or email proxy@continentalstock.com.

You can pre-register to attend the virtual Shareholder Meeting starting March 22, 2024 at 1:00 p.m., Eastern Time (three business days prior to the meeting date). Enter the URL address into your browser https://www.cstproxy.com/plumacquisitioncorpi/2024, enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Shareholder Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Shareholder Meeting.

Shareholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Shareholder Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. In either case you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number.

If you do not have access to Internet, you can listen only to the meeting by dialing 1-800-450-7155 (toll-free) within the U.S. and Canada or 1-857-999-9155 if you are located outside the United States and Canada (standard rates apply) and when prompted enter the Conference ID 0351305#. Please note that you will not be able to vote or ask questions at the Shareholder Meeting if you choose to participate telephonically.

Q:     What are the specific proposals on which I am being asked to vote at the Shareholder Meeting?

A:     Plum shareholders are being asked to consider and vote on the following proposals:

1.      Proposal No. 1 — Auditor Ratification Proposal — A proposal to ratify the selection by our audit committee of Marcum LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (the “Auditor Ratification Proposal”);

2.      Proposal No. 2 — Adjournment Proposal — To adjourn, by way of ordinary resolution, the Shareholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share and Class B ordinary shares, par value $0.0001 per share in the capital of Plum represented (either in person or by proxy) to approve the Auditor Ratification Proposal (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Extraordinary General Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

For more information, please see “Proposal No. 1 — Auditor Ratification Proposal” and “Proposal No. 2 — The Adjournment Proposal.”

Q:     What does the Board recommend?

A:     The Board of Directors (“Board”) recommends that you vote your share “FOR” the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

THE VOTE OF SHAREHOLDERS IS IMPORTANT. SHAREHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.

Q:     Am I being asked to vote on a proposal to elect directors?

A:     No. Holders of Ordinary Shares are not being asked to vote on the election of directors at this time. As of December 31, 2023, there were no Class B Ordinary Shares outstanding. As per the amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) of the Company, the Class B Ordinary Share holders held such power to appoint the directors of the Company. Accordingly, Article 29.2 of our Amended and Restated Memorandum and Articles of Association now vests the power to elect directors with our board of directors.

Q:     What constitutes a quorum?

A:     A quorum of our shareholders is necessary to hold a valid meeting. The presence (which would include presence at the virtual Shareholder Meeting), in person or by proxy, of shareholders holding a majority of the Ordinary Shares entitled to vote at the Shareholder Meeting constitutes a quorum at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum. The initial shareholder of Plum, including the Sponsor and certain of Plum’s officers and directors (the “Initial Shareholders”) who own 71.94% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum. As a result, as of the Record Date, no additional Ordinary Shares would be required to be present at the Shareholder Meeting to achieve a quorum. The Auditor Ratification Proposal is a “routine” matter, such that banks, brokers, and other nominees will have authority to vote on the Auditor Ratification Proposal.

Q:     What vote is required to approve the proposals presented at the Shareholder Meeting?

A:     Approval of the Auditor Ratification Proposal and Adjournment Proposal require an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a simple majority of the votes cast by the holders of the issued Ordinary Shares, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

Q:     How will the Initial Shareholders vote?

A:     The Initial Shareholders intend to vote any Ordinary Shares over which they have voting control in favor of the Auditor Ratification Proposal, and, if necessary, the Adjournment Proposal.

Q:     Why should I vote “FOR” the Auditor Ratification Proposal?

A:     Marcum has served as the Company’s independent registered public accounting firm for the fiscal years ending December 31, 2023, December 31, 2022, and the period from January 11, 2021 (inception) to December 31, 2021. Our audit committee and Board believe that stability and continuity in the Company’s auditor is important as we continue to search for and complete an initial business combination. Our Board recommends that you vote in favor of the Auditor Ratification Proposal.

Q:     Why should I vote “FOR” the Adjournment Proposal?

A:     If the Adjournment Proposal is not approved by Plum’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates to approve the Auditor Ratification Proposal.

Q:     What if I do not want to vote “FOR” the Auditor Ratification Proposal or the Adjournment Proposal?

A:     If you do not want the Auditor Ratification Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN”, not vote, or vote “AGAINST” such proposal.

If you attend the Shareholder Meeting in person or by proxy, you may vote “AGAINST” the Auditor Ratification Proposal or the Adjournment Proposal, and your Ordinary Shares will be counted for the purposes of determining whether the Auditor Ratification Proposal or the Adjournment Proposal (as the case may be) are approved.

However, if you fail to attend the Shareholder Meeting in person or by proxy, or if you do attend the Shareholder Meeting in person or by proxy but you “ABSTAIN” or otherwise fail to vote at the Shareholder Meeting, your Ordinary Shares will not be counted for the purposes of determining whether the Auditor Ratification Proposal or the Adjournment Proposal (as the case may be) are approved, and your Ordinary Shares will have no effect on the outcome of such votes.

If the Auditor Ratification Proposal is approved and Plum, the Adjournment Proposal will not be presented for a vote.

Q:     Am I being asked to vote on a business combination at this Shareholder Meeting?

A:     No. You are not being asked to vote on a business combination at this time. You will be entitled to vote on a Business Combination when it is submitted to shareholders and will have the right to redeem your Ordinary Shares for cash in connection with a business combination or liquidation.

Q:     May I change my vote after I have mailed my signed proxy card?

A:     Yes. Shareholders may send a later-dated, signed proxy card to Plum at 2021 Fillmore St. #2089, San Francisco, California 94115, so that it is received by Plum prior to the vote at the Shareholder Meeting (which is scheduled to take place on March 25, 2024) or attend the Shareholder Meeting in person (which would include presence at the virtual Shareholder Meeting) and vote. Shareholders also may revoke their proxy by sending a notice of revocation to Plum’s Chief Executive Officer, which must be received by Plum’s Chief Executive Officer prior to the vote at the Shareholder Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Q:     How are votes counted?

A:     Votes will be counted by the inspector of election appointed for the Shareholder Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. Approval of the Auditor Ratification Proposal and Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

Shareholders who attend the Shareholder Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Shareholder Meeting. The presence, in person or by proxy or by duly authorized representative, at the Shareholder Meeting of the holders of a majority of all issued and outstanding Ordinary Shares entitled to vote at the Shareholder Meeting shall constitute a quorum for the Shareholder Meeting.

At the Shareholder Meeting, only those votes that are actually cast, either “FOR” or “AGAINST,” the Auditor Ratification Proposal or the Adjournment Proposal will be counted for the purposes of determining whether the Auditor Ratification Proposal or the Adjournment Proposal (as the case may be) are approved, and any Ordinary Shares that are not voted at the Shareholder Meeting will have no effect on the outcome of such votes.

Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of each of the proposals as a matter of Cayman Islands law.

Q:     If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:     If your shares are held in “street name” in a stock brokerage account or by a broker, bank or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to Plum or by voting online at the Shareholder Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or other nominee.

Under the rules of Nasdaq, brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that Nasdaq determines to be “non-routine” without specific instructions from the beneficial owner. The Auditor Ratification Proposal is a “routine” matter and may be voted on by banks, brokers, and other nominees.

If you are a Plum shareholder holding your shares in “street name” and you do not instruct your broker, bank or other nominee on how to vote your shares, your broker, bank or other nominee will not vote your shares on the Auditor Ratification or the Adjournment Proposal. Accordingly, your bank, broker, or other nominee can vote your shares at the Shareholder Meeting only if you provide instructions on how to vote. You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide.

Q:     What should I do if I receive more than one set of voting materials for the Shareholder Meeting?

A:     You may receive more than one set of voting materials for the Shareholder Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:     Who will solicit and pay the cost of soliciting proxies for the Shareholder Meeting?

A:     Plum will pay the cost of soliciting proxies for the Shareholder Meeting. Plum has engaged Advantage Proxy, Inc. (“Advantage”) to assist in the solicitation of proxies for the Shareholder Meeting. Plum will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. The directors, officers and employees of Plum may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q:     Who can help answer my questions?

A:     If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Advantage Proxy, Inc.
P.O. Box 10904
Yakima, WA 98909
Toll Free 877-870-8565
Collect: 206-870-8565
Email: ksmith@advantageproxy.com

You also may obtain additional information about Plum from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.”

Q:     How can I find out the results of the voting at the annual general meeting?

A:     Preliminary voting results will be announced at the annual general meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the annual general meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the annual general meeting, we intend to file a Form 8-K to publish the preliminary results within four business days after the annual general meeting and will file an additional Form 8-K to publish the final results within four business days after the final results are known to us.

ANNUAL GENERAL MEETING

This proxy statement is being provided to Plum shareholders as part of a solicitation of proxies by the Board for use at the annual general meeting of Plum to be held on March 25, 2024, and at any adjournment thereof. This proxy statement contains important information regarding the Shareholder Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about March 6, 2024, to all shareholders of record of Plum as of February 28, 2024, the Record Date for the Shareholder Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Shareholder Meeting.

Date, Time and Place of Shareholder Meeting

The Shareholder Meeting will be held on March 25, 2024, at 1:00 p.m., Eastern Time, via teleconference, or at such other time, on such other date and at such other place to which the meeting may be adjourned.

Shareholders shall attend the Shareholder Meeting virtually.

You can pre-register to attend the virtual Shareholder Meeting starting March 22, 2024, at 1:00 p.m., Eastern Time (three business days prior to the meeting date). Enter the URL address into your browser https://www.cstproxy.com/plumacquisitioncorpi/2024, enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Shareholder Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Shareholder Meeting.

Shareholders who hold their investments through a bank or broker will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Shareholder Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. Either way you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at 800-509-5586, or via email at proxy@continentalstock.com. Please allow up to 72 hours prior to the meeting for processing your control number.

If you do not have access to the Internet, you can listen only to the meeting by dialing 1-800-450-7155 (toll-free) within the U.S. and Canada or 1-857-999-9155 if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the Conference ID 0351305#. Please note that you will not be able to vote or ask questions at the Shareholder Meeting if you choose to participate telephonically.

The Proposals at the Shareholder Meeting

At the Shareholder Meeting, Plum shareholders will consider and vote on the following proposals:

1.      Proposal No. 1 — Auditor Ratification Proposal — A proposal to ratify the selection by our audit committee of Marcum LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (the “Auditor Ratification Proposal”);

2.      Proposal No. 2 — Adjournment Proposal — To adjourn, by way of ordinary resolution, the Shareholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share and Class B ordinary shares, par value $0.0001 per share in the capital of Plum represented (either in person or by proxy) to approve the Auditor Ratification Proposal (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Extraordinary General Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

Voting Power; Record Date

As a shareholder of Plum, you have a right to vote on certain matters affecting Plum. The proposals that will be presented at the Shareholder Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Shareholder Meeting if you owned Ordinary Shares at the close of business on February 28, 2024, which is the Record Date for the Shareholder Meeting. You are entitled to one vote for each Ordinary Share that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 11,093,410 issued and outstanding Ordinary Shares, of which 3,113,001 Class A Ordinary Shares are held by Plum public shareholders.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS.

Quorum

The presence (which would include presence at the virtual Shareholder Meeting), in person or by proxy, of shareholders holding a majority of the Ordinary Shares at the Shareholder Meeting constitutes a quorum at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum. The Initial Shareholders, who own 71.94% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum. As a result, no additional Ordinary Shares would be required to be present at the Shareholder Meeting to achieve a quorum.

Abstentions and Broker Non-Votes

Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of any of the proposals voted upon at the Shareholder Meeting.

Under Nasdaq rules, if a shareholder holds their shares in “street” name through a bank, broker or other nominee and the shareholder does not instruct their broker, bank or other nominee how to vote their shares on a proposal, the broker, bank or other nominee has the authority to vote the shares in its discretion on certain “routine” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on any “non-routine” matters. This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting, (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter.

We believe that the Auditor Ratification Proposal to be voted on at the Shareholder Meeting will be considered a routine matter. As a result, your shares may be voted by your brokerage firm for the Auditor Ratification Proposal.

We believe that the Adjournment Proposal to be voted on at the Shareholder Meeting will be considered a non-routine matter. As a result, if you hold your shares in street name, your bank, brokerage firm or other nominee cannot vote your shares on any of the proposals to be voted on at the Shareholder Meeting without your instruction.

Vote Required for Approval

Approval of the Auditor Ratification Proposal and Adjournment Proposal require an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a simple majority of the votes cast by the holders of the issued Ordinary Shares, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

The Initial Shareholders intend to vote all of their Ordinary Shares in favor of the proposals being presented at the Shareholder Meeting. As of the date of this proxy statement, the Initial Shareholders own 71.94% of the issued and outstanding Ordinary Shares.

Voting Your Shares

If you were a holder of record of Ordinary Shares as of the close of business on February 28, 2024, the Record Date for the Shareholder Meeting, you may vote with respect to the proposals in person or virtually at the Shareholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Your proxy card shows the number of Ordinary Shares that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

Voting by Mail.    By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Shareholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Shareholder Meeting so that your shares will be voted if you are unable to attend the Shareholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., Eastern Time, on March 24, 2024.

Voting Electronically.    You may attend, vote and examine the list of shareholders entitled to vote at the Shareholder Meeting by visiting https://www.cstproxy.com/plumacquisitioncorpi/2024 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Shareholder Meeting or at the Shareholder Meeting by doing any one of the following:

•        you may send another proxy card with a later date;

•        you may notify Plum’s Chief Executive Officer in writing to Plum Acquisition Corp. I, 2021
Fillmore St. #2089, San Francisco, California 94115, before the Shareholder Meeting that you have revoked your proxy; or

•        you may attend the Shareholder Meeting, revoke your proxy, and vote in person, as indicated above.

No Additional Matters

The Shareholder Meeting has been called only to consider and vote on the approval of the Auditor Ratification Proposal and the Adjournment Proposal. Under the Amended and Restated Memorandum and Articles of Association, other than procedural matters incident to the conduct of the Shareholder Meeting, no other matters may be considered at the Shareholder Meeting if they are not included in this proxy statement, which serves as the notice of the Shareholder Meeting.

Who Can Answer Your Questions about Voting

If you are a Plum shareholder and have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call Advantage Proxy, Inc., our proxy solicitor, by calling 877-870-8565 (toll-free), or banks and brokers can call 206-870-8565, or by emailing ksmith@advantageproxy.com.

Appraisal Rights and Dissenters’ Rights

There are no appraisal or dissenters’ rights available to Plum’s shareholders in connection with the Auditor Ratification Proposal and Adjournment Proposal under Cayman Islands law.

Proxy Solicitation Costs

Plum is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. Plum has engaged Advantage Proxy, Inc. to assist in the solicitation of proxies for the Shareholder Meeting. Plum and its directors, officers and employees may also solicit proxies in person. Plum will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

Plum will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. Plum will pay Advantage Proxy, Inc. an approximate fee of $7,500, plus reasonable out-of-pocket expenses, and indemnify Advantage Proxy, Inc. and its affiliates against certain claims, liabilities, losses, damages and expenses for its services as Plum’s proxy solicitor. Plum will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to Plum shareholders. Directors, officers and employees of Plum who solicit proxies will not be paid any additional compensation for soliciting.

PROPOSAL NO. 1 — THE AUDITOR RATIFICATION PROPOSAL

Overview

We are asking the shareholders to ratify the audit committee’s selection of Marcum, LLP (“Marcum”) as our independent registered public accounting firm for the fiscal year ending December 31, 2024. The audit committee is directly responsible for appointing the Company’s independent registered public accounting firm. The audit committee is not bound by the outcome of this vote. However, if the shareholders do not ratify the selection of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2024, our audit committee may reconsider the selection of Marcum as our independent registered public accounting firm. Marcum has audited our financial statements for the fiscal years ending December 31, 2023, December 31, 2022, and the period from January 11, 2021 (inception) to December 31, 2021. A representative of Marcum will be present at the annual general meeting and will have an opportunity to make a statement or respond to questions.

Audit Fees

Audit fees consist of fees for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Marcum in connection with regulatory filings. The aggregate fees of Marcum for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q for the respective periods and other required filings with the SEC for the year ended December 31, 2023 totaled approximately $138,905 and for the year ended December 31, 2023 totaled approximately $162,225. The amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

Audit-Related Fees

Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. For the year ended December 31, 2023, we did not pay Marcum any audit-related fees. For the year ended December 31, 2022, we did not pay Marcum any audit-related fees.

Tax Fees

For the year ended December 31, 2023, we did not pay Marcum for tax services, planning or advice. For the year ended December 31, 2022, we did not pay Marcum for tax services, planning or advice.

All Other Fees

For the year ended December 31, 2023, we did not pay Marcum for any other services. For the year ended December 31, 2022, we did not pay Marcum any other services.

Pre-Approval Policy

Our audit committee was formed upon the consummation of our Initial Public Offering. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our board of directors. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

Vote Required for Approval

The approval of the Auditor Ratification Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a simple majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Abstentions, and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Adjournment Proposal.

As of the date of this proxy statement, the Initial Shareholders have agreed to vote any Ordinary Shares owned by them in favor of the Auditor Ratification. As of the date hereof, the Initial Shareholders own 71.94% of the issued and outstanding Ordinary Shares and have not purchased any Ordinary Shares but may do so at any time. As a result, approval of the Adjournment Proposal will not require the affirmative vote of any additional shareholders.

Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, as an ordinary resolution, that the appointment of Marcum LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024 be ratified, approved and confirmed in all respects.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT PLUM SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE AUDITOR RATIFICATION PROPOSAL.

PROPOSAL NO. 2 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal asks shareholders to approve the adjournment of the Shareholder Meeting to a later date or dates if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes to approve the Auditor Ratification Proposal. The Adjournment Proposal will only be presented at the Extraordinary General Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by Plum’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date in the event, based on the tabulated votes, there are insufficient votes to approve the Auditor Ratification Proposal then the Auditor Ratification Proposal would not be implemented.

Vote Required for Approval

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a simple majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Abstentions, and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Adjournment Proposal.

As of the date of this proxy statement, the Initial Shareholders have agreed to vote any Ordinary Shares owned by them in favor of the Auditor Ratification. As of the date hereof, the Initial Shareholders own 71.94% of the issued and outstanding Ordinary Shares and have not purchased any public shares but may do so at any time. As a result, approval of the Adjournment Proposal will not require the affirmative vote of any additional shareholders.

Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, as an ordinary resolution, that the adjournment of the Shareholder Meeting to a later date or dates if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share (“Class A Ordinary Shares”) and Class B ordinary shares, par value $0.0001 per share (“Class B Ordinary Shares”) in the capital of Plum represented (either in person or by proxy) to approve the Auditor Ratification Proposal.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT PLUM SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of Plum’s Ordinary Shares as of February 28, 2024, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of Plum’s Ordinary Shares, by:

•        each person known by Plum to be the beneficial owner of more than 5% of Plum’s outstanding Class A Ordinary Shares or Class B Ordinary Shares;

•        each of Plum’s executive officers and directors that beneficially owns shares of Plum’s Ordinary Shares; and

•        all Plum’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.

In the table below, percentage ownership is based on 11,093,410 Ordinary Shares, consisting of (i) 11,093,410 Class A Ordinary Shares and (ii) no Class B Ordinary Shares, issued and outstanding as of February 28, 2024. The table below does not include the Class A Ordinary Shares underlying the Private Placement Warrants held by the Sponsor because these securities are not exercisable within 60 days of this proxy statement. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of ordinary shares beneficially owned by them.

	Class A Ordinary Shares
Name of Beneficial Owners(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Approximate Percentage of Voting Control
Directors and Executive Officers of Plum
Kanishka Roy(2)	7,980,409	71.94%	71.94%
Mike Dinsdale(2)	7,980,409	71.94%	71.94%
Alok Sama(3)	—	—	—
Alan Black(3)	—	—	—
Vivian Chow(3)	—	—	—
All officers and directors as a group (5 individuals)	7,980,409	71.94%	71.94%
Five Percent Holders
Plum Partners, LLC (our Sponsor)(3)	7,980,409	71.94%	71.94%

____________

*        Less than one percent.

(1)      Unless otherwise noted, the business address of each of the following is 2021 Fillmore St. #2089, San Francisco, California 94115.

(2)      Plum Partners, LLC is the record holder of the share reported herein. Plum Partners, LLC is controlled by Ursula Burns, Kanishka Roy and Michael Dinsdale.

(3)      Does not include any shares indirectly owned by this individual as a result of his or her partnership interest in our sponsor or its affiliates.

FUTURE SHAREHOLDER PROPOSALS

No business may be transacted at any annual general meeting other than business that is either (i) specified in the notice of the general meeting (or any supplement thereto) given by or at the direction of the directors of the Company or (ii) otherwise properly brought before the general meeting in accordance with the requirements set forth in our governing documents.

If we do not complete our initial business combination and we hold an annual meeting next year, any proposals to be included in our proxy materials for such meeting must be received by us no later than December 25, 2024 and must otherwise comply with the rules of the Securities Exchange Act of 1934, as amended and our governing documents.

HOUSEHOLDING INFORMATION

Unless Plum has received contrary instructions, Plum may send a single copy of this proxy statement to any household at which two or more shareholders reside if Plum believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce Plum’s expenses. However, if shareholders prefer to receive multiple sets of Plum’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of Plum’s disclosure documents, the shareholders should follow these instructions:

If the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at Plum Acquisition Corp. I, 2021 Fillmore St. #2089, San Francisco, California 94115, (415) 683-6773, to inform us of his or her request; or

If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

Plum files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on Plum at the SEC web site, which contains reports, proxy statements and other information, at: http://www.sec.gov.

This proxy statement is available without charge to shareholders of Plum upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Shareholder Meeting, you should contact Plum in writing at Plum Acquisition Corp. I, 2021 Fillmore St. #2089, San Francisco, California 94115.

If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Advantage Proxy, Inc., the proxy solicitor for Plum, by calling 877-870-8565 (toll-free), or banks and brokers can call 206-870-8565, or by emailing ksmith@advantageproxy.com. You will not be charged for any of the documents that you request.

To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Shareholder Meeting, or no later than March 20, 2024.

P R O X Y C A R D

Plum Acquisition Corp. I
2021 Fillmore St. #2089
San Francisco, California 94115

ANNUAL GENERAL MEETING
OF PLUM ACQUISITION CORP. I

YOUR VOTE IS IMPORTANT

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL GENERAL MEETING
TO BE HELD ON MARCH 25, 2024.

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated March 6, 2024, in connection with the annual general meeting (the “Shareholder Meeting”) of Plum Acquisition Corp. I (“Plum”) to be held at 1:00 p.m. Eastern Time on March 25, 2024, via teleconference, and hereby appoints Kanishka Roy and Michael Dinsdale, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all ordinary shares of Plum registered in the name provided, which the undersigned is entitled to vote at the Shareholder Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement/prospectus.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2.

(Continued and to be marked, dated and signed on reverse side)

Please mark vote as indicated in this example	☒	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.

Proposal No. 1 — The Auditor Ratification Proposal — RESOLVED, that, as an ordinary resolution, that the appointment of Marcum LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024 be ratified, approved and confirmed in all respects.

FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal No. 2 — The Adjournment Proposal — RESOLVED, as an ordinary resolution, that the adjournment of the Shareholder Meeting to a later date or dates if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share (“Class A Ordinary Shares”) and Class B ordinary shares, par value $0.0001 per share (“Class B Ordinary Shares”) in the capital of Plum represented (either in person or by proxy) to approve the Auditor Ratification Proposal.

FOR ☐	AGAINST ☐	ABSTAIN ☐

Dated:    __________, 2024

(Signature)
(Signature if held Jointly)

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.